                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME:    NATIONAL STEEL CORPORATION, ET AL.
              ---------------------------------

CASE NO:      02-08697 THROUGH 02-08738
              -------------------------




                   DECLARATION UNDER PENALTY OF PERJURY
                   ------------------------------------


I, Kirk A. Sobecki, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                            /s/ Kirk A. Sobecki
                                            --------------------------------
                                            For the Debtor In Possession

                                            Kirk A. Sobecki
                                            Senior Vice President and Chief
                                              Financial Officer

DATED: November 22, 2002
       -----------------

U.S. TRUSTEE MONTHLY OPERATING REPORT
October 1, 2002 to October 31, 2002

I.        National Steel Corporation Unaudited Combined Financial Statements

     A.   Combined Statement of Operations for month ended October 31, 2002
     B.   Combined Balance Sheet as of October 31, 2002
     C.   Combined Statement of Cash Flows for the month ended October 31, 2002
     D.   Notes to the Unaudited Combined Financial Statements

II.       Schedule of Disbursements

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF OPERATIONS
(In Millions of Dollars)
(Unaudited)


                                                                              Month Ended
                                                                              October 31,
                                                                                 2002
                                                                              -----------
Net Sales                                                                     $   239.6

Cost of products sold                                                             218.1
Selling, general and administrative expense                                         9.3
Depreciation                                                                       13.0
Equity income of affiliates                                                        (0.3)
                                                                              -----------
    Loss from Operations before Reorganization Items                               (0.5)

Reorganization items                                                                2.1
Financing costs                                                                     1.3
                                                                              -----------
    Loss before Income Taxes                                                       (3.9)

Income tax expense                                                                  0.1
                                                                              -----------

Net Loss                                                                      $    (4.0)
                                                                              ===========



                 See notes to the combined financial statements

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED BALANCE SHEET
(In Millions of Dollars)
(Unaudited)

                                                               October 31,
                                                                  2002
                                                               -----------
ASSETS

Current assets
    Cash and cash equivalents                                    $   12.0
    Receivables--net                                                232.3
    Inventories--net                                                355.8
    Deferred tax assets                                               3.2
    Other                                                            41.1
                                                               -----------
       Total current assets                                         644.4
Investments in affiliated companies                                  13.3
Property, plant and equipment, net                                1,261.3
Deferred tax assets                                                  44.5
Intangible pension asset                                            126.0
Other assets                                                         96.9
                                                               -----------
                                                                 $2,186.4
                                                               ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
    Accounts payable                                             $  131.3
    Salaries, wages, benefits and related taxes                      71.1
    Property taxes                                                   19.2
    Other accrued liabilities                                        51.7
                                                               -----------
       Total current liabilities                                    273.3

Debtor-in-possession financing                                       77.2
Other long-term liabilities                                           0.9

Liabilities subject to compromise                                 2,200.2

Stockholders' deficit
   Common Stock - par value $.01:
      Class A - authorized 30,000,000 shares, issued
         and outstanding 22,100,000                                   0.2
      Class B - authorized 65,000,000 shares; issued
         21,188,240; outstanding 19,188,240                           0.2
Additional paid-in-capital                                          491.8
Retained deficit                                                   (464.7)
Treasury stock, at cost:  2,000,000 shares                          (16.3)
Accumulated other comprehensive loss:
   Unrealized loss on derivative instruments                         (0.1)
   Minimum pension liability                                       (376.3)
                                                               -----------
   Total stockholders' deficit                                     (365.2)
                                                               -----------
                                                                 $2,186.4
                                                               ===========



                 See notes to the combined financial statements

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF CASH FLOWS
(In Millions of Dollars)
(Unaudited)

                                                                     Month Ended
                                                                     October 31,
                                                                         2002
                                                                     -----------
Cash Flows from Operating Activities
Net loss                                                                $ (4.0)
Adjustments to reconcile net loss to net cash
  provided by operating activities:
    Depreciation                                                          13.0
    Reorganization items                                                   2.1
Changes in assets and liabilities:
    Receivables--trade                                                    23.9
    Inventories                                                          (18.4)
    Accounts payable                                                      14.6
    Pension liability                                                      3.3
    Postretirement benefits                                                2.2
    Accrued liabilities                                                   (1.2)
    Other                                                                 (7.4)
                                                                     -----------
Net Cash Provided by Operating Activities
  Before Reorganization Items                                             28.1

Reorganization items (excluding non-cash charges)                         (2.7)
                                                                     -----------
Net Cash Provided by Operating Activities                                 25.4

Cash Flows from Investing Activities
Purchases of property and equipment                                       (7.9)
                                                                     -----------
Net Cash Used in Investing Activities                                     (7.9)

Cash Flows from Financing Activities
Borrowings--net                                                          (19.5)
Debt repayments                                                           (0.5)
                                                                     -----------
Net Cash Used in Financing Activities                                    (20.0)
                                                                     -----------

Net Decrease in Cash and Cash Equivalents                                 (2.5)
Cash and cash equivalents at the beginning of the period                  14.5
                                                                     -----------
Cash and cash equivalents at the end of the period                      $ 12.0
                                                                     ===========

See notes to the combined financial statements

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS


NOTE 1 -- BASIS OF PRESENTATION

The accompanying combined financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business and do not reflect adjustments that might result if the Debtors are unable to continue as a going concern. As a result of National Steel Corporation (the "Company") and forty-one of its domestic subsidiaries (collectively the "Debtors") filing for relief under Chapter 11 of Title 11 of the United States Code, however, such matters are subject to significant uncertainty.

The Debtor's financial statements presented herein, have been prepared in conformity with the AICPA's Statement of Position No. 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code, issued November 19, 1990 ("SOP 90-7"). SOP 90-7 requires a segregation of liabilities subject to compromise by the Court as of the filing date and identification of all transactions and events that are directly associated with the reorganization of the Company. Certain majority owned subsidiaries of the Company have been excluded from the financial results, as they were not included in the Chapter 11 filings. Total assets for these entities were $6.3 million as of October 31, 2002 and the net loss was $0.6 million for the month ended October 31, 2002.

Preparation of the combined financial statements for the month ended October 31, 2002 requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenue and expense during the applicable periods. Actual results could differ from those estimates.

The financial results presented for the month ended October 31, 2002 are not necessarily indicative of results of operations for the full year. The Quarterly Report of NSC on Form 10-Q for the quarter ended September 30, 2002 and the Annual Report of NSC on Form 10-K for the year ended December 31, 2001 contains additional information and should be read in conjunction with this report.

NOTE 2 -- REORGANIZATION ITEMS

Reorganization items are comprised of items of income, expense and loss that were realized or incurred by the Company as a result of its decision to reorganize under Chapter 11 of the Bankruptcy Code. The following summarizes the reorganization charges provided by the Company:

                                                     Month Ended
                                                     October 31,
                                                        2002
                                                     -----------
          Professional and other fees                   $ 2.1
          Other                                           0.0
                                                     -----------
                                                        $ 2.1
                                                     ===========

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS


NOTE 3 -- INTEREST EXPENSE

Interest at the stated contractual amount on unsecured and undersecured debt that was not charged to earnings for the month ended October 31, 2002 was approximately $4.2 million.

NOTE 4 -- LIABILITIES SUBJECT TO COMPROMISE

The principal categories of claims classified as liabilities subject to compromise under reorganization proceedings are identified below. All amounts below may be subject to future adjustment depending on Court action, further developments with respect to disputed claims, or other events. Additional claims may arise resulting from rejection of additional executory contracts or unexpired leases by the Company. Under an approved final plan of reorganization, these claims may be settled at amounts substantially less than their allowed amounts.

Recorded liabilities subject to compromise under the Chapter 11 proceedings consisted of the following:

                                                           October 31,
                                                              2002
                                                          ------------
     Accounts payable                                       $  159.3
     Short-term borrowings                                     100.0
     Salaries, wages, benefits and related taxes                46.4
     Pension liabilities                                       207.0
     Minimum pension liabilities                               502.3
     Property taxes                                             44.1
     Income taxes                                                7.1
     Other accrued liabilities                                  51.4
     Long-term obligations                                     514.5
     Postretirement benefits other than pensions               478.5
     Other long-term liabilities                                89.6
                                                          ------------
                                                            $2,200.2
                                                          ============

Pursuant to the terms of the Company's Secured Super Priority Debtor in Possession Credit Agreement ("DIP Facility"), as approved by the Court, all cash received by the Company was first applied to outstanding claims under the previously existing Credit Agreement and after all such claims have been paid, to outstanding obligations under the DIP Facility. During April, all outstanding claims under the previously existing Credit Agreement were paid. All outstanding borrowings under the DIP Facility are shown under the caption "Debtor-in-possession financing" on the Combined Balance Sheet.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: National Steel Corporation, et al.
           ----------------------------------
CASE NOs:  02-08697 through 02-08738
           ----------------------------------

                           SCHEDULE OF DISBURSEMENTS

                                                                    Month Ended
                                                                    October 31,
  Case No.                                                             2002
-----------                                                         ------------
  02-08699    National Steel Corporation (Delaware)                 $243,255,797
  02-08697    Granite City Steel Company                                       0
  02-08698    National Materials Procurement Corporation                       0
  02-08738    National Steel Corporation (New York)                            0
  02-08700    American Steel Corporation                                       0
  02-08704    D.W. Pipeline Corporation                                        0
  02-08707    Granite Intake Corporation                                       0
  02-08713    Great Lakes Steel Corporation                                    0
  02-08715    The Hanna Furnace Corporation                                    0
  02-08719    Hanna Ore Mining Corporation                                     0
  02-08723    Ingleside Channel & Dock Co.                                     0
  02-08728    Ingleside Holdings L.P.                                          0
  02-08731    Ingleside Point Corporation                                      0
  02-08737    Liberty Pipe and Tube, Inc.                                      0
  02-08701    Mid-Coast Minerals Corporation                                   0
  02-08705    Midwest Steel Corporation                                        0
  02-08710    NS Holdings Corporation                                      2,002
  02-08714    NS Land Company                                                  0
  02-08717    NS Technologies, Inc.                                            0
  02-08721    NSC Realty Corporation                                           0
  02-08726    NSL, Inc.                                                2,125,985
  02-08729    Natcoal, Inc.                                                    0
  02-08732    National Acquisition Corporation                                 0
  02-08735    National Caster Acquisition Corporation                          0
  02-08736    National Caster Operating Corporation                            0
  02-08702    National Casting Corporation                                     0
  02-08706    National Coal Mining Company                                     0
  02-08709    National Coating Limited Corporation                             0
  02-08711    National Coating Line Corporation                                0
  02-08716    National Mines Corporation                                       0
  02-08720    National Ontario Corporation                                     0
  02-08724    National Ontario II, Limited                                     0
  02-08725    National Pickle Line Corporation                                 0
  02-08733    National Steel Funding Corporation                               0
  02-08703    National Steel Pellet Company                            6,696,490
  02-08708    Natland Corporation                                              0
  02-08712    Peter White Coal Mining Corp.                                    0
  02-08718    ProCoil Corporation                                      1,212,114
  02-08722    Puritan Mining Company                                           0
  02-08727    Rostraver Corporation                                            0
  02-08730    Skar-Ore Steamship Corporation                                   0
  02-08734    The Teal Lake Iron Mining Company                                0
                                                                    ------------
                                                                    $253,292,388
                                                                    ============